Bahl & Gaynor Income Growth Fund Class A Shares (Ticker Symbol: AFNAX) Class C Shares (Ticker Symbol: AFYCX) Class I Shares (Ticker Symbol: AFNIX)
Summary Prospectus	October 31, 2025

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at https://mf.bahl-gaynor.com/. You may also obtain this information at no cost by calling 1-833-472-2140 or by sending an e-mail request to info@bahl-gaynor.com. The Fund’s Prospectus and SAI, both dated October 31, 2025 (as each may be further amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objectives

The investment objectives of the Bahl & Gaynor Income Growth Fund (the “Fund”) are primarily current and growing income, secondarily downside protection and thirdly long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More information about these and other discounts is available from your financial professional and in the subsections under “YOUR ACCOUNT WITH THE FUND” titled “Purchase of Shares” and “Class A Shares” beginning on page 17 of the Statutory Prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Statutory Prospectus.

Shareholder Fees (fees paid directly from your investment)		Class A Shares		Class C Shares[1]		Class I Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.50%		None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%[2]		1.00%[2]		None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)		2.00%		2.00%		2.00%
Wire fee		$20		$20		$20
Overnight check delivery fee		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.45%		0.45%		0.45%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		0.18%		0.18%[3]		0.18%
Shareholder service fees	0.09%		0.09%		0.09%
All other expenses	0.09%		0.09%		0.09%
Total annual fund operating expenses		0.88%		1.63%		0.63%

1.	Currently, Class C shares are not available for purchase.

2.

For Class A shares, no sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of the date of purchase. Class C shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of the date of purchase.

3.	Other expenses for Class C shares are estimated for the current fiscal year, based on current expenses for the existing share classes.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$635	$815	$1,011	$1,575
Class C Shares	$266	$514	$887	$1,933
Class I Shares	$64	$202	$351	$786

You would pay the following expenses on Class C shares if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$166	$514	$887	$1,933

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities, primarily common stock, of companies that have historically paid dividends and have strong dividend policies. Bahl & Gaynor, Inc., the Fund’s investment advisor (the “Advisor” or “Bahl & Gaynor”), defines companies with “strong dividend policies” as companies that demonstrate historic dividend growth in addition to competitive advantages, reasonable valuations, positive or increasing cash flow returns, and/or sound capital allocation policies or approaches. Although the Fund may invest in any size companies, it primarily invests in large capitalization companies. The Advisor considers large capitalization companies to be those with market capitalization of $10 billion or higher at the time of purchase. Under normal market conditions, the Fund typically invests in a diversified portfolio of 35 to 50 securities spread across a variety of economic sectors, including, for example, the information technology sector, health care sector, or industrial sector. However, from time to time, the Fund may invest a larger percentage of its net assets in one or more sectors. Investments in and weightings of individual sectors vary based on the Advisor’s assessment of company fundamentals, valuations and overall economic conditions. The Advisor focuses on high-quality companies that typically produce steady earnings and dividend growth. The Advisor defines “high quality companies” as companies that have historically exhibited an ability to grow revenues, earnings, and dividends in a variety of economic environments. The Fund may also invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

The Fund may invest in foreign securities. The Fund’s investments in foreign securities are primarily in American Depositary Receipts (“ADRs”) and similar receipts. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Focused Risk. Although the Fund is diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), the Advisor intends to focus its investments in the securities of a smaller number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were more diversified among the securities of a greater number of issuers.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues and, when it appears that those expectations will not be met, the prices of growth securities typically fall.

Market Capitalization Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

REIT Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, wars or threats of war and aggression, such as Russia’s invasion of Ukraine and conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including actual or potential imposition of tariffs, which may have consequences on the United States’ relations with foreign countries, the economy, and markets generally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I Shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of the S&P 500 Index, a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, https://mf.bahl-gaynor.com/or by calling the Fund at 1-833-472-2140. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at net asset value per share (“NAV”)

The year-to-date return as of September 30, 2025, was 10.97%.

Class I Shares
Highest Calendar Quarter Return at NAV	14.27%	Quarter Ended 06/30/2020
Lowest Calendar Quarter Return at NAV	(20.54)%	Quarter Ended 03/31/2020

Average Annual Total Returns (for periods ended December 31, 2024)	1 Year	5 Years	10 Years
Class I Shares — Return Before Taxes	16.66%	8.69%	9.54%
Class I Shares — Return After Taxes on Distributions*	14.72%	7.71%	8.77%
Class I Shares — Return After Taxes on Distributions and Sale of Fund Shares*	11.21%	6.75%	7.69%
Class A Shares — Return Before Taxes	9.95%	7.20%	8.66%
Class C Shares — Return Before Taxes	14.46%	7.61%	8.44%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.

Investment Advisor

Bahl & Gaynor, Inc. is the Fund’s investment advisor.

Portfolio Managers

The portfolio management team is comprised of the following individuals, who have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since the dates indicated.

Name and Title	Managed the Fund Since:
Vere W. Gaynor – Co-Founder	July 5, 2012
Charles A. Pettengill, CFA, CIC, CPA – Board Chairman, Portfolio Manager and Principal	July 5, 2012
Eleanor K. Moffat, CFA, CIC – Vice President, Portfolio Manager and Principal	July 5, 2012
Scott D. Rodes, CFA, CIC – Portfolio Manager and Principal	July 5, 2012
Edward A. Woods, CFA, CIC – Portfolio Manager and Principal	July 5, 2012
John B. Schmitz, CFA, CIC – Portfolio Manager and Principal	July 5, 2012
Ellis D. Hummel, CFP – Portfolio Manager and Principal	July 5, 2012
Stephanie S. Thomas, CFA – Managing Director, Portfolio Manager and Principal	January 2, 2013
Nicholas W. Puncer, CFA, CFP® – Managing Director, Portfolio Manager and Principal	November 1, 2014
Christopher M. Rowane, CFA – Portfolio Manager and Principal	November 1, 2014
W. Jeff Bahl – Portfolio Manager and Principal	November 1, 2014
James E. Russell, Jr., CFA – Portfolio Manager and Principal	January 2, 2015
Kevin T. Gade, CFA, CFP® – Chief Operating Officer, Portfolio Manager and Principal	June 30, 2019
Peter M. Kwiatkowski, CFA – Chief Investment Officer, Portfolio Manager and Principal	June 30, 2019
Keith H. Rennekamp, CFA, CFP® – Portfolio Manager and Principal	June 30, 2019
Robert S. Groenke – Chief Executive Officer, President, Portfolio Manager and Principal	June 30, 2021
J. Eric Strange, CFA – Portfolio Manager and Principal	June 30, 2022

Purchase and Sale of Fund Shares

Currently, Class C Shares are not available for purchase. To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A and C Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$25,000	$5,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.